UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)

July 17, 2006

DEUTSCHE ALT-B SECURITIES MORTGAGE LOAN TRUST, SERIES 2006-AB3

(Exact name of Issuing Entity as specified in its charter)

DEUTSCHE ALT-A SECURITIES, INC.

(Exact name of Depositor as specified in its charter)

DB STRUCTURED PRODUCTS, INC.

(Exact name of Sponsor as specified in its charter)

DEUTSCHE ALT-A SECURITIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-04 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Filing of Financial Guaranty Insurance Policy.

Item 9.01.  Financial Statements and Exhibits.

  Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

Financial Guaranty Insurance Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Hyung Peak

Name:

Hyung Peak

Title:

 Managing Director

By: /s/ Susan Valenti

Name:

Susan Valenti

Title:

Director

Dated: July 17, 2006

Exhibit Index

Exhibit

99.1	Financial Guaranty Insurance Policy

Exhibit 99.1